Exhibit 99.2

PRESS RELEASE

For Immediate Release

99 CENTS ONLY STORES LLC ANNOUNCES

EXTENSION OF EARLY TENDER DATE, INCREASE IN CONSIDERATION AND ADDITION OF MINIMUM TENDER CONDITION FOR EXCHANGE OFFER AND CONSENT SOLICITATION RELATING TO ITS 11% SENIOR NOTES DUE 2019

Los Angeles, California, November 22, 2017 — 99 Cents Only Stores LLC (the “Company”) today announced that, with respect to its previously announced exchange offer and consent solicitation to Eligible Holders (as defined below) of its outstanding 11% senior notes due 2019 (the “Existing Notes”), it has (i) shortened the maturity date of its newly issued 13% Cash/PIK Notes (the “New Secured Notes”) being offered in exchange for the Existing Notes from June 15, 2023 to April 14, 2022, (ii) extended the Early Tender Date from 5:00 p.m., New York City time, on November 22, 2017 to 5:00 p.m., New York City time, on November 30, 2017 (as extended, the “Early Tender Date”), (iii) increased the early tender consideration offered to Eligible Holders (other than the Sponsor Affiliates) by adding to it $7.50 in cash (in addition to the early tender consideration of $30 in principal amount of New Secured Notes per $1,000 in principal amount of Existing Notes previously announced), (iv) amended certain terms of the New Secured Notes and (v) amended the conditions to the exchange offer to include a minimum tender condition that at least 95% in aggregate principal amount of Existing Notes shall have been validly tendered and not validly withdrawn in the exchange offer and the simultaneous Sponsor Affiliate exchange prior to the Expiration Date (as defined below) pursuant to the terms of the amended and restated offering memorandum and consent solicitation statement and the related amended and restated letter of transmittal and consent (the foregoing documents together, the “Offering Documents”). The Company also announced that it has amended the consideration being offered in exchange for the Existing Notes held by certain affiliates of the Company’s controlling equityholders (the “Sponsor Affiliates”) from its 13% All PIK Notes due 2023 to shares of new paid in-kind Series A-1 Preferred Stock of Number Holdings, Inc., the direct parent of the Company (the “New Preferred Stock”), with an aggregate liquidation preference of $1,000 per share and $7.50 in additional aggregate liquidation preference of New Preferred Stock if tendered prior to or on the Early Tender Date and an aggregate liquidation preference of $970.00 per share if issued thereafter.

The following table sets forth the consideration to be offered to Eligible Holders of the Existing Notes in the exchange offer after giving effect to the amendments described above:

Existing Notes to be Exchanged (CUSIP No. / ISIN)	Outstanding Principal Amount of Existing Notes	Total Exchange Consideration for each $1,000 Principal Amount of Existing Notes if Tendered Prior to or on the Early Tender Date	Exchange Consideration for each $1,000 Principal Amount of Existing Notes if Tendered After the Early Tender Date
65440KAB2/ U565440KAB26	$250,000,000	By holders other than Sponsor Affiliates $1,000.00 principal amount of New Secured Notes plus $7.50 in cash	By holders other than Sponsor Affiliates $970.00 principal amount of New Secured Notes

For Existing Notes validly tendered after the Early Tender Date and on or before the Expiration Date, the Eligible Holders of Existing Notes accepted for exchange will receive the exchange consideration set forth in the applicable column in the table above, which does not include the early tender consideration.  Eligible Holders of Existing Notes accepted for exchange will also receive a cash payment equal to the accrued and unpaid interest in respect of such Existing Notes from the most recent interest payment date to, but not including, the date the exchange offer is settled (the “Settlement Date”).  Interest on the New Secured Notes will accrue from the Settlement Date.  Dividends on the New Preferred Stock will accrue from the Settlement Date.

As previously announced, the exchange offer and consent solicitation will expire at 11:59 p.m., New York City time, on December 7, 2017, unless extended or earlier terminated by the Company (the “Expiration Date”).  The right to withdraw tenders of Existing Notes and related consents terminates at 5:00 p.m., New York City time, on November 30, 2017 (the “Withdrawal Date”). Tenders submitted after the Withdrawal Date and on or before the Expiration Date in the exchange offer and related consents will be irrevocable, except in limited circumstances where additional withdrawal rights are required by law.  The act of tendering Existing Notes pursuant to the exchange offer constitutes a consent to the proposed amendment to the indenture governing the Existing Notes.  The exchange offer is conditioned on the satisfaction or waiver of certain additional conditions, as described in the Offering Documents. The exchange offer and consent solicitation for the Existing Notes may be further amended, extended or terminated.

The Exchange Offer is being made, and the New Secured Notes and the New Preferred Stock are being offered and issued only (a) in the United States to holders of Existing Notes who are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or “accredited investors” (as defined in Rule 501(a) of Regulation D under the Securities Act) in a private transaction in reliance upon the exemption from the registration requirements of the Securities Act and (b) outside the United States to holders of Existing Notes who are persons other than “U.S. persons” (as defined in Rule 902 under the Securities Act) in reliance upon Regulation S under the Securities Act (collectively, “Eligible Holders”).

Eligible Holders are urged to carefully read the Offering Documents before making any decision with respect to the exchange offer and consent solicitation.  None of the Company, Number Holdings, Inc., the dealer manager, the information agent or the exchange agent makes any recommendation as to whether Eligible Holders should tender or refrain from tendering their Existing Notes.  Eligible Holders must make their own decision as to whether to tender Existing Notes and, if so, the principal amount of Existing Notes to tender.

The issuance of the New Secured Notes in the exchange offer and the issuance of the New Preferred Stock have not been registered under the Securities Act or the securities laws of any state and may not be offered or sold in the United States absent registration or an exemption from the registration requirements of the Securities Act and applicable state securities laws. This press release does not constitute an offer to sell or the solicitation of an offer to buy the New Secured Notes or the New Preferred Stock, nor shall there be any sale of the New Secured Notes or New Preferred Stock, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Documents relating to the exchange offer will only be distributed to Eligible Holders of the Existing Notes who properly complete and return a letter of eligibility confirming that they are within the category of Eligible Holders for this private exchange offer. Eligible Holders of the Existing Notes who desire a copy of the letter of eligibility should contact D.F. King & Co., Inc., the information agent for the Exchange Offer, at (877) 297-1747 (U.S. toll-free) or (212) 269-5550 (collect) or access the letter of eligibility at dfking.com/99cents.

About 99 Cents Only Stores

Founded in 1982, 99 Cents Only Stores LLC is the leading operator of extreme value stores in California and the Southwestern United States. The Company currently operates 391 stores located in California, Texas, Arizona and Nevada. 99 Cents Only Stores LLC offers a broad assortment of name brand and other attractively priced merchandise and compelling seasonal product offerings. For more information, visit www.99only.com.

Investor Contact:

Addo Investor Relations

Lasse Glassen

(424) 238-6249

lglassen@addoir.com

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The Company has included statements in this report that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act, as amended, and Section 27A of the Securities Act of 1933, as amended. As a general matter, forward-looking statements are those focused on future or anticipated events or trends, expectations and beliefs including, among other things, the Company’s expectations with respect to the amend and extend transaction described herein.  Such statements are intended to be identified by using words such as “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will,” “project,” “plan” and similar expressions in connection with any discussion of future operating or financial performance. Any forward-looking statements are and will be based upon the Company’s then-current expectations, estimates and assumptions regarding future events and are applicable only as of the dates of such statements. Readers are cautioned not to put undue reliance on such forward-looking statements. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those projected in this release for reasons, among others, including (i) the ability of the Company to satisfy the conditions to the Exchange Offer, (ii) the availability of alternative transactions, (iii) general market conditions and (iv) those reasons discussed in the Amended and Restated Offering Memorandum and Consent Solicitation and the reports and other documents the Company files from time to time with the Securities and Exchange Commission, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections contained in the Company’s Annual Report on Form 10-K for the fiscal year ended January 27, 2017. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.